                                                                    Exhibit 99.A

                  FLORIDA PROGRESS CORPORATION AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                      For the year ended December 31, 1999
                                  (In millions)


                                                                                                Florida                   Florida
                            Florida      Progress       Florida       Progress                 Progress                  Progress
                           Progress    Provisional       Power        Capital        FPC        Funding                 Corporation
                         Corporation  Holdings, Inc.  Corporation  Holdings, Inc.  Del, Inc.  Corporation  Elimination  Consolidated
                         -----------  --------------  -----------  --------------  ---------  -----------  -----------  ------------
REVENUES:
  Electric utility          $  0.0         $ 0.0       $2,632.6      $    0.0        $0.0         $0.0       $   0.0      $2,632.6
  Diversified                324.4           0.0            0.0       1,477.9         0.0          0.0        (589.8)      1,212.5
                            ------         -----       --------      --------        ----         ----       -------      --------
                             324.4           0.0        2,632.6       1,477.9         0.0          0.0        (589.8)      3,845.1
                            ------         -----       --------      --------        ----         ----       -------      --------
EXPENSES:
  Electric utility:
    Fuel                       0.0           0.0          596.0           0.0         0.0          0.0           0.0         596.0
    Purchased power            0.0           0.0          414.1           0.0         0.0          0.0           0.0         414.1
    Energy conservation
      costs                    0.0           0.0           81.2           0.0         0.0          0.0           0.0          81.2
    Operation and
      maintenance              0.0           0.0          466.4           0.0         0.0          0.0           0.0         466.4
    Depreciation and
      amortization             0.0           0.0          347.5           0.0         0.0          0.0           0.0         347.5
    Taxes other than
      income taxes             0.0           0.0          203.1           0.0         0.0          0.0           0.0         203.1
                            ------         -----       --------      --------        ----         ----       -------      --------
                               0.0           0.0        2,108.3           0.0         0.0          0.0           0.0       2,108.3
                            ------         -----       --------      --------        ----         ----       -------      --------
  Diversified:
   Cost of sales               0.0           0.0            0.0       1,335.1         0.0          0.0        (262.8)      1,072.3
   Other                      11.6           0.1            0.0          81.0         0.0          0.0          (3.1)         89.6
                            ------         -----       --------      --------        ----         ----       -------      --------
                              11.6           0.1            0.0       1,416.1         0.0          0.0        (265.9)      1,161.9
                            ------         -----       --------      --------        ----         ----       -------      --------
INCOME FROM OPERATIONS       312.8          (0.1)         524.3          61.8         0.0          0.0        (323.9)        574.9
                            ------         -----       --------      --------        ----         ----       -------      --------
INTEREST EXPENSE AND
  OTHER:
  Interest expense             1.8           0.0          124.0          64.6         0.0          0.0         (16.8)        173.6
  Allowance for
    funds used
    during construction        0.0           0.0           (7.2)          0.0         0.0          0.0           0.0          (7.2)
  Distributions on
    company obligated
    mandatorily
    redeemable
    preferred
    securities                 0.0           0.0            0.0           0.0         0.0         15.2           0.0          15.2
  Other expense
    (income), net              3.8           0.0           (9.3)        (11.2)        0.0        (15.2)         18.6         (13.3)
                            ------         -----       --------      --------        ----         ----       -------      --------
                               5.6           0.0          107.5          53.4         0.0          0.0           1.8         168.3
                            ------         -----       --------      --------        ----         ----       -------      --------
INCOME BEFORE
  INCOME TAXES               307.2          (0.1)         416.8           8.4         0.0          0.0        (325.7)        406.6
  Income taxes                (8.6)          0.0          151.3         (50.4)        0.0          0.0          (0.6)         91.7
                            ------         -----       --------      --------        ----         ----       -------      --------

NET INCOME                  $315.8         ($0.1)      $  265.5      $   58.8        $0.0         $0.0       ($325.1)     $  314.9
                            ======         =====       ========      ========        ====         ====       =======      ========

                  FLORIDA PROGRESS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                      For the year ended December 31, 1999
                                  (In millions)


                                                                                                Florida                   Florida
                            Florida      Progress        Florida      Progress                  Progress                  Progress
                           Progress    Provisional        Power       Capital        FPC        Funding                 Corporation
                         Corporation  Holdings, Inc.  Corporation  Holdings, Inc.  Del, Inc.  Corporation  Elimination  Consolidated
                         -----------  --------------  -----------  --------------  ---------  -----------  -----------  ------------
ASSETS

PROPERTY, PLANT AND
    EQUIPMENT:
Electric utility plant
    in service
    and held for
    future use            $      0.0    $      0.0    $  6,784.8    $      0.0    $    0.0   $      0.0   $      0.0    $  6,784.8
  Less: Accumulated
          depreciation           0.0           0.0       2,923.8           0.0         0.0          0.0          0.0       2,923.8
        Accumulated
          decommissioning
          for nuclear
          plant                  0.0           0.0         285.0           0.0         0.0          0.0          0.0         285.0
        Accumulated
          dismantlement
          for fossil
          plants                 0.0           0.0         132.5           0.0         0.0          0.0          0.0         132.5
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
                                 0.0           0.0       3,443.5           0.0         0.0          0.0          0.0       3,443.5
  Construction work
    in progress                  0.0           0.0         139.7           0.0         0.0          0.0          0.0         139.7

  Nuclear fuel, net of
    amortization                 0.0           0.0          68.7           0.0         0.0          0.0          0.0          68.7
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
        Net electric
          utility plant          0.0           0.0       3,651.9           0.0         0.0          0.0          0.0       3,651.9

  Other property, net
    of depreciation              3.4           0.6          10.0         690.6         0.0          0.0         (1.2)        703.4
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
                                 3.4           0.6       3,661.9         690.6         0.0          0.0         (1.2)      4,355.3
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
CURRENT ASSETS:
  Cash and equivalents          (0.3)          0.0           0.0           9.9         0.0          0.0          0.0           9.6
  Accounts receivable,
    net                          0.0           0.0          67.4         212.8       140.4          0.0          0.0         420.6
  Intercompany
    receivables                  1.0           0.0         143.4          54.5         0.0          2.7       (201.6)          0.0
  Inventories, primarily
    at average cost:
    Fuel                         0.0           0.0          76.4          33.4         0.0          0.0          0.0         109.8
    Utility materials
      and supplies               0.0           0.0          90.8           0.0         0.0          0.0          0.0          90.8
    Diversified
      materials                  0.0           0.0           0.0         175.9         0.0          0.0          0.0         175.9
  Other                         (0.8)          0.0         142.7          12.6         0.0          0.0          0.5         155.0
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
                                (0.1)          0.0         520.7         499.1       140.4          2.7       (201.1)        961.7
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
DEFERRED CHARGES AND OTHER
  ASSETS:
  Costs deferred pursuant
     to regulation:
    Deferred purchased
      power contract
      termination costs          0.0           0.0         297.8           0.0         0.0          0.0          0.0         297.8
    Other                        0.0           0.0          94.0           0.0         0.0          0.0          0.0          94.0
  Investments in nuclear
    plant decommissioning
    fund                         0.0           0.0         377.2           0.0         0.0          0.0          0.0         377.2
  Goodwill                       0.0           0.0           0.0         171.1         0.0          0.0          0.0         171.1
  Investment in
    consolidated
    affiliates               2,023.7           0.0           0.0           0.0         0.0          0.0     (2,023.7)          0.0
  Advances to
    consolidated
    affiliates                   0.0           0.0           0.0           0.0         0.0        300.0       (300.0)          0.0
  Joint ventures
    and partnerships             5.0           0.0           0.0          61.2         0.0          0.0          0.0          66.2
  Other                         33.0           0.0          50.9         121.0         0.0          0.0          0.0         204.9
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
                             2,061.7           0.0         819.9         353.3         0.0        300.0     (2,323.7)      1,211.2
                          ----------    ----------    ----------    ----------    --------   ----------   ----------    ----------
                          $  2,065.0    $      0.6    $  5,002.5    $  1,543.0    $  140.4   $    302.7   $ (2,526.0)   $  6,528.2
                          ==========    ==========    ==========    ==========    ========   ==========   ==========    ==========

                  FLORIDA PROGRESS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                      For the year ended December 31, 1999
                                  (In millions)


                                                                                                Florida                   Florida
                            Florida      Progress        Florida      Progress                  Progress                  Progress
                           Progress    Provisional        Power       Capital        FPC        Funding                 Corporation
                         Corporation  Holdings, Inc.  Corporation  Holdings, Inc.  Del, Inc.  Corporation  Elimination  Consolidated
                         -----------  --------------  -----------  --------------  ---------  -----------  -----------  ------------
CAPITAL AND
  LIABILITIES
COMMON STOCK EQUITY:
  Common stock           $  1,267.4     $      0.0    $  1,004.4    $    244.4     $    0.0    $    0.0    $ (1,248.9)   $ 1,267.3
  Retained earnings           742.6           (0.1)        880.6        (105.3)         0.0         0.0        (776.0)       741.8
  Other comprehensive
    income                     (0.4)           0.0           0.0          (0.4)         0.0         0.0           0.4         (0.4)
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
                            2,009.6           (0.1)      1,885.0         138.7          0.0         0.0      (2,024.5)     2,008.7
PREFERRED SECURITIES:
    Cumulative
     preferred stock
     of Florida
     Power without
     sinking funds              0.0            0.0          33.5           0.0          0.0         0.0           0.0         33.5
    Florida Progress-
     obligated
     mandatorily
     redeemable
     preferred
     securities of FPC
     Capital Trust I
     holding solely
     Florida Progress
     guaranteed notes           0.0            0.0           0.0           0.0          0.0       300.0           0.0        300.0

LONG-TERM DEBT
    Outside                     0.0            0.0       1,478.8         675.3          0.0         0.0           0.0      2,154.1
    Consolidated
     affiliates                 0.0            0.0           0.0         300.0          0.0         0.0        (300.0)         0.0
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
TOTAL CAPITAL               2,009.6           (0.1)      3,397.3       1,114.0          0.0       300.0      (2,324.5)     4,496.3
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
CURRENT LIABILITIES:
  Accounts payable              7.6            0.0         152.9         148.5          0.0         0.0           0.0        309.0
  Intercompany payables        29.1            0.7          23.1           8.0        140.4         0.0        (201.3)         0.0
  Customers' deposits           0.0            0.0         105.6           0.0          0.0         0.0           0.0        105.6
  Taxes payable                 0.1            0.0           5.8           4.4          0.0         0.0           0.0         10.3
  Accrued interest              2.1            0.0          59.6          13.0          0.0         2.7           0.0         77.4
  Overrecovered
    utility fuel costs          0.0            0.0          31.6           0.0          0.0         0.0           0.0         31.6
  Other                         3.0            0.0          79.3          30.3          0.0         0.0          (0.2)       112.4
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
                               41.9            0.7         457.9         204.2        140.4         2.7        (201.5)       646.3
  Notes payable                 0.0            0.0         153.1           0.0          0.0         0.0           0.0        153.1
  Current portion of
    long-term debt              0.0            0.0          76.8          86.4          0.0         0.0           0.0        163.2
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
                               41.9            0.7         687.8         290.6        140.4         2.7        (201.5)       962.6
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
DEFERRED CREDITS AND
  OTHER LIABILITIES:
  Deferred income taxes        (7.9)           0.0         509.9          63.3          0.0         0.0           0.0        565.3
  Unamortized
    investment
    tax credits                 0.0            0.0          69.5           0.5          0.0         0.0           0.0         70.0
  Other postretirement
    benfit costs                1.6            0.0         119.4           2.1          0.0         0.0           0.0        123.1
  Other                        19.8            0.0         218.6          72.5          0.0         0.0           0.0        310.9
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
                               13.5            0.0         917.4         138.4          0.0         0.0           0.0      1,069.3
                         ----------     ----------    ----------    ----------     --------    --------    ----------    ---------
                         $  2,065.0     $      0.6    $  5,002.5    $  1,543.0     $  140.4    $  302.7    $ (2,526.0)   $ 6,528.2
                         ==========     ==========    ==========    ==========     ========    ========    ==========    =========

                  FLORIDA PROGRESS CORPORATION AND SUBSIDIARIES
                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                      For the year ended December 31, 1999
                                  (In millions)


                                                                                                Florida                   Florida
                            Florida      Progress        Florida      Progress                  Progress                  Progress
                           Progress    Provisional        Power       Capital        FPC        Funding                 Corporation
                         Corporation  Holdings, Inc.  Corporation  Holdings, Inc.  Del, Inc.  Corporation  Elimination  Consolidated
                         -----------  --------------  -----------  --------------  ---------  -----------  -----------  ------------

BALANCE AT
  BEGINNING OF YEAR        $640.9          $0.0          $815.7       ($150.8)       $0.0          $0.0      ($664.9)      $640.9

  Net Income (loss)         315.8          (0.1)          265.5          58.8         0.0           0.0       (325.1)       314.9

  Dividends paid           (214.1)          0.0          (200.6)        (13.3)        0.0           0.0        214.0       (214.0)

                           ------         -----          ------       -------        ----          ----      -------       ------
BALANCE AT END
  OF YEAR                  $742.6         ($0.1)         $880.6       ($105.3)       $0.0          $0.0      ($776.0)      $741.8
                           ======         =====          ======       =======        ====          ====      =======       ======